Income Taxes	6 Months Ended
Jul. 02, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
During the periods presented in the Combined Financial Statements, the Company operated as part of the Parent and did not file income tax returns on a standalone basis in all jurisdictions in which it operates. However, for the purposes of the Combined Financial Statements, the income taxes and related income tax accounts have been calculated using the separate return method as if the Company filed income tax returns on a standalone basis. In the future, as a standalone company, the income taxes and related income tax accounts of the Company may differ from those presented in the Combined Financial Statements.
The provision for taxes on income consists of:

(Dollars in Millions)	2022	2021	2020
Currently payable:
U.S. taxes	$75	$8	$308
International taxes	318	318	356
Total current taxes	393	326	664
Deferred:
U.S. taxes	205	627	(741)
International taxes	(48)	(59)	(60)
Total deferred	157	568	(801)
Provision (benefit) for taxes on income	$550	$894	$(137)
A comparison of income tax expense at the U.S. statutory rate of 21% in fiscal years 2022, 2021 and 2020, to the Company’s effective tax rate is as follows:

(Dollars in Millions)	2022	2021	2020
U.S.	$1,238	$1,367	$(2,614)
International	1,399	1,558	1,598
Earnings before taxes on income:	$2,637	$2,925	$(1,016)
Tax rates:
U.S. statutory rate	21.0%	21.0%	21.0%
U.S. taxes on international income (1)	(3.8)	9.5	(3.8)
International operations (2)	(1.6)	(2.1)	(14.0)
State	3.1	1.7	10.2
Change in valuation allowance	2.2	1.4	(2.7)
Tax benefits on share-based compensation	(0.2)	(0.3)	1.0
All other	0.1	(0.6)	1.8
Effective Rate	20.8%	30.6%	13.5%
_________________
(1) Includes the impact of the tax on GILTI and other foreign income that is taxable under the U.S. tax code.
(2) For all periods presented the Company has subsidiaries operating in Singapore under various tax incentives. International operations reflect the impacts of operations in jurisdictions with statutory tax rates different than the U.S. The Company’s largest international operations are in Canada, Japan, Singapore and Switzerland.
The effective tax rate for the fiscal year 2022 is 20.8% and is lower than the U.S. corporate tax rate primarily due to the following:
•U.S. incremental taxes on foreign earnings. Talc settlement payments gave rise to an overall domestic loss in the U.S. in fiscal year 2021 preventing the Company from claiming a Section 250 deduction and utilizing U.S. foreign tax credits against the Company’s U.S. tax on foreign earnings. The overall domestic loss is being recaptured in the U.S. in fiscal year 2022 allowing the Company to claim additional U.S. foreign tax credits against the Company’s U.S. tax on foreign earnings. The additional U.S. foreign tax credit benefit is reflected in U.S. taxes on international income within the rate reconciliation.
The effective tax rate for the fiscal year 2021 is 30.6% and is higher than the U.S. corporate tax rate primarily due to the following:
•U.S. incremental taxes on foreign earnings. As a result of Talc settlement payments, there is a taxable loss in the U.S. preventing the Company from claiming a Section 250 deduction and utilizing U.S. foreign tax credits against the Company’s U.S. tax on foreign earnings. The incremental U.S. tax on foreign earnings is reflected in U.S. taxes on international income within the rate reconciliation.
The effective tax rate for the fiscal year 2020 is 13.5% and is lower than the U.S. corporate tax rate applied to the pre-tax loss in 2020 primarily due to the following:
•An increase in unrecognized tax benefits of $166 million due to the final settlement of the 2010 – 2012 IRS audit. This reduced the effective tax rate benefit on the pre-tax loss by approximately 16.3% and is included in “International Operations” in the Company’s effective tax rate reconciliation.
•An increase in the valuation allowance due to additional U.S. foreign tax credits generated that were not utilized. This reduced the effective tax rate benefit on the pre-tax loss by approximately 4.7%.
•These effects are partially offset by the larger benefit of state taxes on the U.S. pre-tax loss as a proportion of the consolidated pre-tax loss.
Temporary differences and carryforwards at the end of fiscal years 2022 and 2021 were as follows:

	2022		2021
(Dollars in Millions)	Asset	Liability	Asset	Liability
Employee related obligations	$20	$—	$56	$—
Stock based compensation	75	—	68	—
Depreciation of property, plant and equipment	—	(38)	—	(41)
Goodwill and intangibles	—	(2,652)	—	(2,689)
Reserves & liabilities	120	—	93	—
Net operating loss and tax credit carryforward	261	—	521	—
Undistributed foreign earnings	99	(89)	52	(82)
Global intangible low-taxed income	51	—	—	(92)
Miscellaneous international	28	—	46	—
R&D Capitalized for tax	55	—	—	—
Miscellaneous U.S.	39	—	13	—
Subtotal	748	(2,779)	849	(2,904)
Valuation allowance	(250)	—	(186)	—
Total deferred income taxes	$498	$(2,779)	$663	$(2,904)
The Company has wholly-owned international subsidiaries that have cumulative net losses. The Company believes that it is more likely than not that these subsidiaries will generate future taxable income sufficient to utilize these deferred tax assets. However, in certain jurisdictions, valuation allowances have been recorded against deferred tax assets for loss carryforwards that are not more likely than not to be realized.
The Company has recognized $110 million and $365 million of deferred tax assets related to U.S. and foreign net operating loss (“NOL”) carryforwards and $151 million and $156 million of deferred tax assets related to foreign, U.S. federal and state credit carryforwards as January 1, 2023 and January 2, 2022 respectively. Federal and foreign NOLs generally do not expire, state NOLs generally expire between 2028 and 2041 and tax credit carryforwards generally expire between 2030 and 2032. The Company assessed net operating losses, credit carryforwards and other deferred tax assets for realizability and, based upon available evidence, recorded valuation allowances against deferred tax assets that are not more likely than not to be realized. As of fiscal years 2022, 2021, and 2020, valuation allowances of $250 million, $186 million, and $144 million have been recorded against certain net operating losses and foreign tax credit carryforwards respectively. The Company recognized a net change in valuation allowance of $64 million, $42 million, and $20 million in fiscal years 2022, 2021 and 2020 respectively. The net change in valuation allowance is primarily attributable to NOLs and tax attributes in Brazil, Puerto Rico, and U.S. Federal, state, and local jurisdictions.
The Company has recorded deferred tax liabilities on all undistributed earnings prior to December 31, 2017 and certain undistributed earnings arising after December 31, 2017 from its international subsidiaries. For all other undistributed earnings from our subsidiaries organized outside the United States, the Company has not recorded deferred taxes where the earnings are considered to be indefinitely reinvested. The Company intends to continue to reinvest these earnings in those international operations. If the Company decides at a later date to repatriate these earnings to the United States, the Company would be required to provide for the net tax effects on these amounts. The Company estimates that the tax effect of this repatriation would be approximately $114 million under currently enacted tax laws and regulations and at current currency exchange rates. This amount does not include the possible benefit of U.S. foreign tax credits, which may substantially offset this cost.
The following table summarizes the activity related to unrecognized tax benefits:

(Dollars in Millions)	2022	2021	2020
Beginning of year	$469	$519	$465
Increases related to current year tax positions	32	31	40

(Dollars in Millions)	2022	2021	2020
Increases related to prior period tax positions	7	2	270
Decreases related to prior period tax positions	(49)	(40)	(87)
Settlements	(5)	(15)	(136)
Lapse of statute of limitations	(17)	(28)	(33)
End of year	$437	$469	$519
The unrecognized tax benefits of $437 million at January 1, 2023, if recognized, would affect the Company’s annual effective tax rate. The Company conducts business and files tax returns in numerous countries and currently has tax audits in progress with a number of tax authorities. With respect to the United States, the IRS has completed its audit for the tax years through 2012 and is currently auditing tax years 2013 through 2016. In the fiscal year 2020, the Parent made its final tax payments, which included approximately $165 million related to the final settlement of 2010-2012 tax audit liability attributable to the Company.
In other major jurisdictions where the Company conducts business, the years that remain open to tax audit go back to the year 2008. The Company believes it is possible that tax audits may be completed over the next twelve months by taxing authorities in some jurisdictions outside of the United States. However, the Company is not able to provide a reasonably reliable estimate of the timing of any future tax payments or the amount of possible changes to the total unrecognized tax benefits associated with any audit closures or other events.
The Company classifies liabilities for unrecognized tax benefits and related interest and penalties as long-term liabilities which is included in other liabilities on the Combined Balance Sheets. Interest expense and penalties related to unrecognized tax benefits are classified as income tax expense. The Company recognized after tax interest expense of $13 million, $16 million and $46 million in fiscal years 2022, 2021 and 2020, respectively. The total amount of accrued interest was $147 million and $134 million in fiscal years 2022 and 2021, respectively.
Income Taxes
For interim financial statement purposes, U.S. GAAP income tax expense/benefit related to ordinary income is determined by applying an estimated annual effective income tax rate against a company’s ordinary income, subject to certain limitations on the benefit of losses. Income tax expense/benefit related to items not characterized as ordinary income is recognized as a discrete item when incurred. The estimation of the Company’s income tax provision requires the use of management forecasts and other estimates, application of statutory income tax rates, and an evaluation of valuation allowances. The Company’s estimated annual effective income tax rate may be revised, if necessary, in each interim period.
During the periods presented in the Condensed Consolidated Financial Statements, the Company operated as part of the Parent and did not file income tax returns on a standalone basis in all jurisdictions in which it operates. However, for the purposes of the Condensed Consolidated Financial Statements, the income taxes and related income tax accounts have been calculated using the separate return method as if the Company filed income tax returns on a standalone basis. Prior to the Kenvue IPO, the Company’s operations were calculated on a carve-out basis and included certain hypothetical foreign tax credit benefits. Post-Kenvue IPO, these hypothetical foreign tax credit benefits are not available for future utilization by the Company and were removed from the tax provision during the fiscal three months ended July 2, 2023. In the future, as a standalone company, the income taxes and related income tax accounts of the Company may differ from those presented in the Condensed Consolidated Financial Statements.
The worldwide effective income tax rates for the fiscal three months ended July 2, 2023 and July 3, 2022 were 32.7% and 22.1%, respectively, and for the fiscal six months ended July 2, 2023 and July 3, 2022 were 39.1% and 18.4%, respectively. The increase for the fiscal three months ended July 2, 2023 as compared to the fiscal three months ended July 3, 2022 was primarily the result of higher U.S. taxes on foreign income and reduced benefits for foreign tax credits. With the issuance of debt in the first quarter of 2023, the resulting increase in annual interest reduced the Company’s capacity to utilize foreign tax credits against U.S. foreign source income. As a result, the Company recorded a $188 million valuation allowance against a deferred tax asset related to future foreign tax credit benefits thus increasing the reported rate for the fiscal six months ended July 2, 2023 as compared to the fiscal six months ended July 3, 2022. This was partially offset by additional discrete tax benefits. The effective income tax rate for the fiscal six months ended July 3, 2022 was lower due to the recognition of discrete foreign tax credit benefits.
As of July 2, 2023, the Company had approximately $235 million of liabilities from unrecognized tax benefits. The Company conducts business and will file tax returns in numerous countries. The Parent currently has tax audits in progress in several jurisdictions. With respect to the United States, the IRS is currently conducting the 2013-2016 IRS Audit of the Parent. The Parent currently expects completion of this audit and settlement of the related tax liabilities in the next 12 months. Per the Tax Matters Agreement between the Parent and the Company, the Parent remains liable for all liability related to the final settlement of this audit and any U.S. federal income tax audits in which the Company is part of the Parent’s federal consolidated tax return. During fiscal three months ended July 2, 2023, the Parent made a payment to the U.S. Treasury for the estimated liability related to the 2013-2016 IRS Audit, which included $200 million related to the Consumer Health Business. In other major jurisdictions where the Company conducts business, the years that remain open to tax audit go back to the year 2008. The Company believes it is possible that tax audits may be completed over the next 12 months by taxing authorities in some jurisdictions outside of the United States. However, the Company is not able to provide a reasonably reliable estimate of the timing of any future tax payments or the amount of possible changes to the total unrecognized tax benefits associated with any audit closures or other events. The Company classifies liabilities for unrecognized tax benefits and related interest and penalties as long-term liabilities on the Condensed Consolidated Balance Sheets. Interest expense and penalties related to unrecognized tax benefits are classified as income tax expense on the Company’s Condensed Consolidated Statements of Operations. As part of the transition from Condensed Combined Financial Statements to Condensed Consolidated Financial Statements, the Company reclassified $221 million of unrecognized tax benefits related to indemnifications with the Parent to Accounts payable and Other liabilities within the Company’s Condensed Consolidated Financial Statements.
On August 16, 2022, the United States enacted the Inflation Reduction Act of 2022 (“IRA”), which, among other things, introduces a 15% corporate alternative minimum tax based on adjusted financial statement income of certain large corporations with a three-year average adjusted financial statement income in excess of $1.0 billion, an excise tax on corporate stock buybacks, and several tax incentives to promote clean energy. Based on the Company’s preliminary analysis, the IRA is not expected to have a material impact on the Company’s Condensed Consolidated Financial Statements. The Company will continue to evaluate the impact of this law as additional guidance and clarification becomes available.